UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report December 31, 2014

Tri-Continental Corporation

Tri-Continental Corporation

Letter to Stockholders

Dear Stockholders,

We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, a portfolio of investments and financial statements as of December 31, 2014.

The Fund’s Common Stock gained 11.09%, based on net asset value, and 11.11%, based on market price, for the 12 months ended December 31, 2014. During the same 12-month period, the S&P 500 Index returned 13.69% and the Fund’s Blended Index returned 11.44%.

During 2014, the Fund paid four distributions, in accordance with its earned distribution policy, that aggregated to $0.7505 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its common stock for 70 consecutive years.

On April 13, 2015, the Fund will hold its 85th Annual Meeting of Stockholders in Minneapolis, MN.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the most current prospectus for the Fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.

Best Regards,

William P. Carmichael

Chairman of the Board

Annual Reoprt 2014

Tri-Continental Corporation

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Tri-Continental Corporation

Performance Overview

Performance Summary

>	Tri-Continental Corporation (the Fund) Common Stock gained 11.09%, based on net asset value, and 11.11%, based on market price, for the 12 months ended December 31, 2014.

>	During the same 12-month period, the S&P 500 Index returned 13.69%, and the Fund’s Blended Index (described below) returned 11.44%.

>

Security selection helped the Fund’s quantitative portfolio generate higher returns than the S&P 500 Index. Within the Fund’s flexible capital and income segment, exposure to convertibles and to the high yield market was a drag on performance.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	11.11	16.66	6.14
Net Asset Value	01/05/29	11.09	15.95	5.78
S&P 500 Index		13.69	15.45	7.67
Blended Index		11.44	13.51	7.48

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Barclays U.S. Convertible Composite Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Market price ($)	21.41	20.87	20.98	20.08
Net asset value ($)	24.76	24.19	24.40	23.43

Distributions Paid Per Common Share(a)
Payable date	Per share amount ($)
March 25, 2014	0.1725
June 24, 2014	0.1850
September 23, 2014	0.1925
December 23, 2014	0.2005

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Annual Report 2014

Tri-Continental Corporation

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2014, the Fund’s Common Stock returned 11.09%, based on net asset value, and 11.11%, based on market price. The Fund underperformed the S&P 500 Index, which returned 13.69% for the same period. The Fund performed in line with its Blended Index, which returned 11.44%.

The Fund is divided into two approximately equal segments, each of which is managed with its own approach. The quantitative segment uses quantitative models to select stocks. The flexible capital and income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities. Both segments delivered gains for the 12-month period. Security selection helped the Fund’s quantitative portfolio generate higher returns than the S&P 500 Index. Convertibles and high yield securities within the flexible capital and income portfolio detracted from performance.

Stocks, High Quality Bonds Supported Results

Investors responded favorably to generally good economic news in 2014. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed’s) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds. In general, higher quality segments of the fixed income markets outperformed.

Significant Performance Factors

The models that drive security selection within the Fund’s quantitative segment focused on three factors: valuation — fundamental measures such as earnings and cash flow relative to market values; catalyst — price momentum, business momentum and short interest measures; and quality — quality of earnings and financial strength. In 2014, all three models performed well, with the Fund’s valuation and quality measures contributing the most to relative performance. The stocks that we scored as most attractively valued performed better than those that we scored as least attractive and stocks that we identified as highest in quality outperformed those scored as lowest quality. The Fund’s catalyst measures also helped performance, albeit not as much as the other two models, with stocks we scored as having attractive catalysts marginally outperforming those we found least compelling.

Within the Fund’s flexible capital and income segment, bottom-up research led to a greater equities exposure, which aided performance as stocks generally outperformed bonds for the year. The Fund focused on credit and income-oriented convertibles, which underperformed older, more equity-sensitive names. Convertibles, however, made a modest contribution to return, outperforming most other income sectors. A preference for high-yield bonds over investment-grade bonds detracted from relative performance, which was a reversal from 2013.

Individual Contributors and Detractors

Within the Fund’s quantitative segment, security selection drove performance while sector allocation was also a modest contributor to results. The Fund’s modest

Portfolio Management

Brian Condon, CFA

David King, CFA

Yan Jin

Peter Albanese

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	2.7
Microsoft Corp.	2.0
Cisco Systems, Inc.	1.8
Merck & Co., Inc.	1.7
JPMorgan Chase & Co.	1.6
Lockheed Martin Corp.	1.5
Philip Morris International, Inc.	1.4
Home Depot, Inc. (The)	1.4
Pfizer, Inc.	1.3
Oracle Corp.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014	3

Tri-Continental Corporation

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	68.6
Consumer Discretionary	7.1
Consumer Staples	6.2
Energy	5.8
Financials	13.1
Health Care	8.2
Industrials	7.1
Information Technology	13.3
Materials	2.4
Telecommunication Services	2.3
Utilities	3.1
Convertible Bonds	8.2
Convertible Preferred Stocks	8.7
Consumer Discretionary	0.5
Consumer Staples	1.3
Energy	1.1
Financials	3.3
Health Care	0.2
Industrials	0.5
Materials	0.5
Telecommunication Services	0.2
Utilities	1.1
Corporate Bonds & Notes	13.0
Money Market Funds	1.2
Preferred Debt	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The net asset value of fund shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. An investment in the Fund is subject to stock market risk, which is the risk that market prices for the Fund’s common shares may decline over short or long periods, adversely affecting the value of an investment in the Fund. Securities selected for the Fund using quantitative methods may perform differently from the market as a whole and there can be no assurance that this methodology will enable it to achieve its objective. The Fund’s portfolio investments are subject to market risk, which may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income investments, including convertible securities, are subject to credit risk, interest rate risk, and prepayment and extension risk. These risks may be more pronounced for longer term securities and high-yield securities (“junk bonds”). In general, bond prices rise when interest rates fall and vice versa. Convertible securities are subject to both the risks of their security type prior to conversion as well as their security type after conversion. The Fund’s use of leverage, including through its preferred stock, exposes it to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. See the Fund’s prospectus for more information on these and other risks.

overweight in the information technology sector aided relative performance, while modest underweights in consumer discretionary and financials detracted from results. Security selection within the consumer staples, industrials and consumer discretionary sectors was generally favorable relative to the benchmark.

Among individual holdings, Southwest Airlines was one of the Fund’s top performers in an industry that did well as lower oil prices reduced operating costs. Southwest also benefited from expiring regulations that previously prevented the airline from offering international flights, and an improving economy led to passenger growth, while expectations for capacity growth remained low. In the consumer staples sector, Kroger was a top performer. The grocery giant continued to gain market share and beat earnings estimates. Lower gasoline prices also had a positive impact on profit margins.

Security selection within the financials, health care and utilities sectors detracted somewhat from results. The year’s most significant disappointment, Emerson Electric, lost ground on concerns of slowing global growth and geopolitical risks, which hurt electrical equipment companies overall. The Fund’s timing led to a loss from Prudential Financial even though the stock was generally flat for the year. The Fund held Prudential Financial at the beginning of the year, decreased exposure in April and ultimately sold the position in June. The company struggled due to macroeconomic concerns, including expectations for the Federal Reserve’s next moves, regulatory uncertainties and interest rate sensitivity. Prudential Financial typically benefits in an environment of rising interest rates, which were anticipated in 2014. Instead, interest rates moved lower throughout the year.

Within the quantitative segment, we use S&P 500 Index futures to equitize the segment’s cash position. These derivatives had no material impact on performance.

Within the Fund’s flexible capital and income segment, equities were the largest contributor to results, accounting for more than 90% of the segment’s returns for the year. Within equities, information technology, financials, health care and utilities generated the best results. Among individual contributors, Apple shares soared early in the year as the company implemented a stock split, increased its dividend and augmented its share repurchase program. Later on, Apple benefited from a successful launch of new products and excitement over future innovation potential. The Fund also enjoyed significant gains from biotechnology giant Amgen. Investors responded favorably to a dividend increase, the company’s robust product pipeline, increased earnings and favorable earnings guidance. Even though convertibles were a modest detractor from performance during the year, the Fund’s financial convertibles, mostly real estate investment trusts (REITs) and health care, delivered solid gains. Individual convertibles that performed well included Health Care REIT and Greenbrier Companies, a freight car and ocean barge manufacturer. REITs, in general, did well, and low interest rates provided a tailwind for health-care oriented REITS, which historically have had greater sensitivity to interest rates. Within fixed income, industrials, health care and consumer staples were the strongest performing sectors for the segment. The bonds of Safeway and Rite Aid enjoyed double-digit gains.

The energy sector was the primary detractor from results across asset classes within the flexible capital and income segment, as oil prices plunged on concerns of too much supply for existing demand, slowing global growth and OPEC’s late- November announcement that it planned to maintain current production levels. Most other commodities struggled as well. Among equities, energy was the worst performing sector, followed by materials. Ensco and Freeport-McMoRan were

4	Annual Report 2014

Tri-Continental Corporation

Manager Discussion of Fund Performance (continued)

bruised by double-digit losses. Within convertibles, energy and information technology detracted from returns. The convertibles of Energy XXI and Endeavor International lost significant ground. Goodrich Petroleum and Alpha Natural Resources bonds led the decline among fixed-income holdings, among which energy was also the weakest sector.

Portfolio Changes

During the year, the stock selection models in our quantitative segment led us to add a number of new positions to the portfolio, most notably Merck, 3M, Lockheed Martin and Capital One. We added to positions in Merck, Lockheed Martin and Capital One after our initial investments earlier in the year. Notable among the positions we eliminated were Boeing, Verizon Communications, Prudential Financial and Medtronic.

Within the flexible capital and income segment, the equity allocation was slightly above a one-third weighting and its bond allocation was slightly below a one-third weighting while the allocation to convertible securities was approximately neutral. There were no significant positioning changes during the period. Most notably, we eliminated Chevron and GlaxoSmithKline from the equity allocation, sold PPL Electric Utilities and MGM Resorts International convertibles and sold Stanley Black & Decker bonds.

Investment Approach

In the quantitative segment, our strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models.

Within the flexible capital and income segment, we believe that investors have focused on top-down comparisons of asset classes rather than bottom-up comparisons of specific securities. As long as this trend persists, we believe we have opportunities to exploit inefficiencies in the financial markets. Through individual security research, we seek to identify attractive income and growth opportunities, regardless of what asset class or corporate capital structure it comes from. The Fund maintains significant investment flexibility to own and potentially benefit from these attractive securities.

Annual Report 2014	5

Tri-Continental Corporation

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 68.2%
Issuer	Shares	Value ($)
Consumer Discretionary 7.0%
Auto Components 0.5%

Delphi Automotive PLC	112,200	8,159,184

Automobiles 0.5%

General Motors Co.	240,000	8,378,400

Hotels, Restaurants & Leisure 0.5%

Wyndham Worldwide Corp.	81,400	6,980,864

Internet & Catalog Retail 0.2%

Expedia, Inc.	42,800	3,653,408

Media 2.3%

Cinemark Holdings, Inc.	107,500	3,824,850

Comcast Corp., Class A	300,700	17,443,607

DIRECTV(a)	41,500	3,598,050

Walt Disney Co. (The)	108,800	10,247,872

Total		35,114,379

Specialty Retail 2.7%

Best Buy Co., Inc.	293,200	11,428,936

Home Depot, Inc. (The)	200,100	21,004,497

Lowe’s Companies, Inc.	75,200	5,173,760

Staples, Inc.	225,000	4,077,000

Total		41,684,193

Textiles, Apparel & Luxury Goods 0.3%

VF Corp.	63,400	4,748,660

Total Consumer Discretionary		108,719,088

Consumer Staples 6.1%
Beverages 1.3%

Dr. Pepper Snapple Group, Inc.	163,300	11,705,344

PepsiCo, Inc.	89,400	8,453,664

Total		20,159,008

Food & Staples Retailing 1.0%

Kroger Co. (The)	253,100	16,251,551

Food Products 1.5%

Archer-Daniels-Midland Co.	256,400	13,332,800

Tyson Foods, Inc., Class A	233,300	9,352,997

Total		22,685,797

Household Products 0.2%

Kimberly-Clark Corp.	29,800	3,443,092

Tobacco 2.1%

Altria Group, Inc.	219,500	10,814,765

Philip Morris International, Inc.	270,400	22,024,080

Total		32,838,845

Total Consumer Staples		95,378,293

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.8%
Energy Equipment & Services 0.8%

National Oilwell Varco, Inc.	184,900	12,116,497

Oil, Gas & Consumable Fuels 5.0%

BP PLC, ADR	97,000	3,697,640

California Resources Corp.(a)	36,000	198,360

Chevron Corp.(b)	86,000	9,647,480

ConocoPhillips	243,000	16,781,580

EOG Resources, Inc.	31,700	2,918,619

Exxon Mobil Corp.	45,500	4,206,475

Kinder Morgan, Inc.	190,000	8,038,900

Occidental Petroleum Corp.	47,000	3,788,670

ONEOK, Inc.	160,000	7,966,400

Phillips 66	85,800	6,151,860

Valero Energy Corp.	278,500	13,785,750

Total		77,181,734

Total Energy		89,298,231

Financials 13.0%
Banks 4.3%

Bank of Montreal	105,000	7,426,650

Citigroup, Inc.	356,500	19,290,215

Cullen/Frost Bankers, Inc.	110,000	7,770,400

JPMorgan Chase & Co.	382,900	23,961,882

Wells Fargo & Co.	145,000	7,948,900

Total		66,398,047

Capital Markets 1.8%

Ares Capital Corp.	500,000	7,802,500

BlackRock, Inc.	11,900	4,254,964

Goldman Sachs Group, Inc. (The)	6,900	1,337,427

Invesco Ltd.	179,100	7,078,032

T. Rowe Price Group, Inc.	92,500	7,942,050

Total		28,414,973

Consumer Finance 1.4%

Capital One Financial Corp.	170,900	14,107,795

Navient Corp.	375,800	8,121,038

Total		22,228,833

Diversified Financial Services 0.4%

Moody’s Corp.	55,900	5,355,779

Insurance 2.4%

ACE Ltd.	21,100	2,423,968

Aflac, Inc.	130,000	7,941,700

Aon PLC	144,400	13,693,452

Lincoln National Corp.	111,200	6,412,904

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
MetLife, Inc.	38,200	2,066,238

Travelers Companies, Inc. (The)	40,500	4,286,925

Total		36,825,187

Real Estate Investment Trusts (REITs) 2.7%

Colony Financial, Inc.	160,000	3,811,200

Host Hotels & Resorts, Inc.	437,900	10,408,883

National Health Investors, Inc.	55,000	3,847,800

Outfront Media, Inc.	156,117	4,190,182

Simon Property Group, Inc.	66,900	12,183,159

Starwood Property Trust, Inc.	340,000	7,901,600

Total		42,342,824

Total Financials		201,565,643

Health Care 8.2%
Biotechnology 1.7%

Amgen, Inc.	35,000	5,575,150

BioMarin Pharmaceutical, Inc.(a)	17,600	1,591,040

Celgene Corp.(a)	61,200	6,845,832

Gilead Sciences, Inc.(a)	84,700	7,983,822

Pharmacyclics, Inc.(a)	10,800	1,320,408

Vertex Pharmaceuticals, Inc.(a)	33,100	3,932,280

Total		27,248,532

Health Care Equipment & Supplies 1.3%

Becton Dickinson and Co.	54,200	7,542,472

CR Bard, Inc.	74,100	12,346,542

Total		19,889,014

Health Care Providers & Services 1.4%

AmerisourceBergen Corp.	78,400	7,068,544

Anthem, Inc.	101,900	12,805,773

Cardinal Health, Inc.	15,100	1,219,023

Total		21,093,340

Pharmaceuticals 3.8%

AbbVie, Inc.	188,500	12,335,440

Merck & Co., Inc.	459,200	26,077,968

Pfizer, Inc.	657,309	20,475,175

Total		58,888,583

Total Health Care		127,119,469

Industrials 7.1%
Aerospace & Defense 3.2%

General Dynamics Corp.	100,500	13,830,810

L-3 Communications Holdings, Inc.	12,200	1,539,762

Lockheed Martin Corp.	116,000	22,338,120

Common Stocks (continued)
Issuer	Shares	Value ($)
Raytheon Co.	108,700	11,758,079

Total		49,466,771

Air Freight & Logistics 0.2%

United Parcel Service, Inc., Class B	31,300	3,479,621

Airlines 0.8%

Delta Air Lines, Inc.	116,400	5,725,716

Southwest Airlines Co.	158,600	6,711,952

Total		12,437,668

Electrical Equipment 0.6%

Emerson Electric Co.	142,600	8,802,698

Industrial Conglomerates 1.6%

3M Co.	102,400	16,826,368

General Electric Co.	305,000	7,707,350

Total		24,533,718

Machinery 0.1%

Caterpillar, Inc.	18,600	1,702,458

Professional Services 0.1%

Dun & Bradstreet Corp. (The)	8,300	1,003,968

Transportation Infrastructure 0.5%

Macquarie Infrastructure Co. LLC	114,000	8,104,260

Total Industrials		109,531,162

Information Technology 13.3%
Communications Equipment 1.9%

Cisco Systems, Inc.	963,700	26,805,316

QUALCOMM, Inc.	30,200	2,244,766

Total		29,050,082

Internet Software & Services 0.8%

Facebook, Inc., Class A(a)	33,100	2,582,462

VeriSign, Inc.(a)	163,400	9,313,800

Total		11,896,262

IT Services 2.1%

Automatic Data Processing, Inc.	90,000	7,503,300

MasterCard, Inc., Class A	190,200	16,387,632

Visa, Inc., Class A	34,600	9,072,120

Total		32,963,052

Semiconductors & Semiconductor Equipment 2.4%

Altera Corp.	98,000	3,620,120

Applied Materials, Inc.	64,900	1,617,308

Broadcom Corp., Class A	120,000	5,199,600

Cypress Semiconductor Corp.	315,000	4,498,200

Intel Corp.	210,000	7,620,900

Maxim Integrated Products, Inc.	250,000	7,967,500

Micron Technology, Inc.(a)	135,500	4,743,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
NVIDIA Corp.	117,100	2,347,855

Total		37,615,338

Software 3.4%

Electronic Arts, Inc.(a)	63,900	3,004,258

Microsoft Corp.	644,800	29,950,960

Oracle Corp.	442,400	19,894,728

Total		52,849,946

Technology Hardware, Storage & Peripherals 2.7%

Apple, Inc.	374,750	41,364,905

Total Information Technology		205,739,585

Materials 2.4%
Chemicals 1.1%

Dow Chemical Co. (The)	170,000	7,753,700

LyondellBasell Industries NV, Class A	112,200	8,907,558

Total		16,661,258

Containers & Packaging 0.3%

Ball Corp.	63,300	4,315,161

Metals & Mining 0.1%

Freeport-McMoRan, Inc.	86,700	2,025,312

Jaguar Mining, Inc.(a)	1,173,564	333,342

Total		2,358,654

Paper & Forest Products 0.9%

International Paper Co.	269,300	14,429,094

Total Materials		37,764,167

Telecommunication Services 2.3%
Diversified Telecommunication Services 2.3%

AT&T, Inc.	361,400	12,139,426

CenturyLink, Inc.	336,900	13,334,502

Verizon Communications, Inc.	205,000	9,589,900

Total		35,063,828

Total Telecommunication Services		35,063,828

Utilities 3.0%
Electric Utilities 0.9%

Entergy Corp.	115,000	10,060,200

NRG Yield, Inc. Class A	82,500	3,889,050

Total		13,949,250

Independent Power and Renewable Electricity Producers 0.2%

AES Corp. (The)	201,400	2,773,278

Multi-Utilities 1.9%

Ameren Corp.	180,000	8,303,400

Dominion Resources, Inc.	75,000	5,767,500

Common Stocks (continued)
Issuer	Shares	Value ($)
PG&E Corp.	70,000	3,726,800

Public Service Enterprise Group, Inc.	302,300	12,518,243

Total		30,315,943

Total Utilities		47,038,471

Total Common Stocks (Cost: $888,234,663)		1,057,217,937

Convertible Preferred Stocks 8.7%
Consumer Discretionary 0.5%
Automobiles 0.5%

Fiat Chrysler Automobiles NV 7.875%(a)	75,000	8,062,500

Total Consumer Discretionary		8,062,500

Consumer Staples 1.3%
Food Products 1.3%

Bunge Ltd., 4.875%	70,000	7,803,670

Post Holdings, Inc., 3.750%(c)	42,500	4,138,395

Tyson Foods, Inc., 4.750%	150,000	7,551,000

Total		19,493,065

Total Consumer Staples		19,493,065

Energy 1.0%
Oil, Gas & Consumable Fuels 1.0%

Chesapeake Energy Corp., 5.750%(c)	10,500	10,749,375

Energy XXI Ltd., 5.625%	35,000	1,985,158

Penn Virginia Corp., 6.000%(c)	52,500	3,469,232

Total		16,203,765

Total Energy		16,203,765

Financials 3.3%
Banks 1.0%

Bank of America Corp., 7.250%	6,700	7,791,899

Wells Fargo & Co., 7.500%	6,500	7,881,217

Total		15,673,116

Real Estate Investment Trusts (REITs) 2.3%

Alexandria Real Estate Equities, Inc., 7.000%	280,000	7,735,000

Crown Castle International Corp. 4.500%	77,500	7,981,725

Health Care REIT, Inc., 6.500%	115,000	7,572,750

Weyerhaeuser Co., 6.375%	130,000	7,501,000

iStar Financial, Inc., 4.500%	65,000	3,840,850

Total		34,631,325

Total Financials		50,304,441

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.2%
Health Care Equipment & Supplies 0.2%

Alere, Inc., 3.000%	12,000	3,780,000

Total Health Care		3,780,000

Industrials 0.5%
Aerospace & Defense 0.5%

United Technologies Corp., 7.500%	130,000	7,972,900

Total Industrials		7,972,900

Materials 0.5%
Metals & Mining 0.5%

Alcoa, Inc., 5.375%	150,000	7,567,500

Total Materials		7,567,500

Telecommunication Services 0.3%
Wireless Telecommunication Services 0.3%

T-Mobile USA, Inc. 5.500%(a)	72,200	3,825,878

Total Telecommunication Services		3,825,878

Utilities 1.1%
Electric Utilities 0.5%

NextEra Energy, Inc., 5.599%	117,500	8,261,249

Multi-Utilities 0.6%

CenterPoint Energy, Inc., 3.943%(d)	130,000	8,661,250

Total Utilities		16,922,499

Total Convertible Preferred Stocks (Cost: $128,973,662)		134,132,548

Corporate Bonds & Notes 13.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%

ADS Tactical, Inc. Senior Secured(c)
04/01/18	11.000%	4,200,000	4,079,250

Banking 0.5%
Popular, Inc. Senior Unsecured
07/01/19	7.000%	8,000,000	8,000,000

Construction Machinery 0.5%
United Rentals North America, Inc.
11/15/24	5.750%	7,600,000	7,828,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
ADT Corp. (The) Senior Unsecured
04/15/19	4.125%	8,000,000	7,920,000

Diversified Manufacturing 1.0%
Gardner Denver, Inc. Senior Unsecured(c)
08/15/21	6.875%	8,400,000	8,064,000

Hamilton Sundstrand Corp. Senior Unsecured(c)
12/15/20	7.750%	8,350,000	7,890,750

Total			15,954,750

Electric 0.5%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	2,300,000	2,599,000
03/15/24	5.500%	1,199,000	1,216,745

DPL, Inc. Senior Unsecured(c)
10/01/19	6.750%	4,000,000	4,040,000

Total			7,855,745

Food and Beverage 0.5%
Post Holdings, Inc.(c)
12/01/21	6.750%	7,957,000	7,718,290

Health Care 1.1%
Kindred Escrow Corp. II Senior Secured(c)
01/15/20	8.000%	8,000,000	8,500,000

Omnicare, Inc. Senior Unsecured
12/01/22	4.750%	7,673,000	7,768,913
12/01/24	5.000%	327,000	335,175

Total			16,604,088

Home Construction 0.5%
Taylor Morrison Communities, Inc./Monarch, Inc.(c)
04/15/21	5.250%	8,200,000	8,077,000

Independent Energy 1.2%
Goodrich Petroleum Corp.
03/15/19	8.875%	7,599,000	3,723,510

Parsley Energy LLC/Finance Corp. Senior Unsecured(c)
02/15/22	7.500%	8,446,000	8,002,585

Stone Energy Corp.
11/15/22	7.500%	7,400,000	6,364,000

Total			18,090,095

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.5%
Live Nation Entertainment, Inc.(c)
06/15/22	5.375%	7,998,000	7,998,000

Media and Entertainment 0.5%
AMC Networks, Inc.
12/15/22	4.750%	8,000,000	7,760,000

Metals 0.7%
Alpha Natural Resources, Inc.
04/15/18	9.750%	5,200,000	2,340,000

United States Steel Corp. Senior Unsecured
04/01/21	6.875%	7,550,000	7,738,750

Total			10,078,750

Midstream 0.5%
Blue Racer Midstream LLC/Finance Corp.(c)
11/15/22	6.125%	7,950,000	7,671,750

Other Industry 0.5%
MasTec, Inc.
03/15/23	4.875%	7,900,000	7,426,000

Pharmaceuticals 0.3%
Salix Pharmaceuticals Ltd.(c)
01/15/21	6.000%	4,380,000	4,467,600

Retailers 0.5%
Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	6,982,000	7,610,380

Supermarkets 0.5%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	8,112,000	8,114,766

Technology 1.0%
Equinix, Inc. Senior Unsecured
01/01/25	5.750%	8,000,000	8,070,000

Micron Technology, Inc. Senior Unsecured(c)
02/01/25	5.500%	8,000,000	8,080,000

Total			16,150,000

Transportation Services 0.4%
XPO Logistics, Inc. Senior Unsecured(c)
09/01/19	7.875%	5,608,000	5,860,360

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.0%
Frontier Communications Corp. Senior Unsecured
01/15/25	6.875%	8,030,000	8,030,000

Level 3 Escrow II, Inc.(c)
08/15/22	5.375%	8,000,000	8,040,000

Total			16,070,000

Total Corporate Bonds & Notes (Cost: $210,444,454)			201,334,824

Convertible Bonds 8.2%
Automotive 1.0%
Navistar International Corp. Senior Subordinated Notes
10/15/18	4.500%	1,530,000	1,466,887

Navistar International Corp.(c) Senior Subordinated Notes
04/15/19	4.750%	9,959,000	9,523,294

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	3,500,000	4,387,775

Total			15,377,956

Brokerage/Asset Managers/Exchanges 0.3%
Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	4,900,000	3,699,500

Finance Companies 0.2%
Air Lease Corp. Senior Unsecured
12/01/18	3.875%	2,700,000	3,688,875

Health Care 0.5%
Omnicare, Inc.
12/15/35	3.250%	3,400,000	3,933,375

Teleflex, Inc. Senior Subordinated Notes
08/01/17	3.875%	2,070,000	3,883,838

Total			7,817,213

Independent Energy 0.2%
American Energy-Permian Basin LLC PIK(c)
05/01/22	8.000%	3,900,000	3,315,000

Endeavour International Corp.(e)
07/15/16	5.500%	4,400,000	154,000

Total			3,469,000

Metals 0.1%
Alpha Natural Resources, Inc.
12/15/20	4.875%	5,080,000	1,873,250

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.2%
Cobalt International Energy, Inc. Senior Unsecured
12/01/19	2.625%	5,700,000	3,532,290

Other Financial Institutions 0.5%
Forest City Enterprises, Inc. Senior Unsecured
08/15/20	3.625%	7,298,000	7,763,248

Other Industry 0.3%
General Cable Corp. Subordinated Notes(d)
11/15/29	4.500%	6,543,000	4,723,228

Other REIT 0.9%
Blackstone Mortgage Trust, Inc. Senior Unsecured
12/01/18	5.250%	5,750,000	6,082,350

RWT Holdings, Inc.(c)
11/15/19	5.625%	4,100,000	4,146,125

Starwood Waypoint Residential Trust Senior Unsecured(c)
10/15/17	4.500%	3,900,000	4,029,051

Total			14,257,526

Pharmaceuticals 0.7%
ARIAD Pharmaceuticals, Inc. Senior Unsecured(c)
06/15/19	3.625%	4,100,000	4,141,205

Aegerion Pharmaceuticals, Inc. Senior Unsecured(c)
08/15/19	2.000%	4,700,000	3,778,800

Dendreon Corp. Senior Unsecured(e)
01/15/16	2.875%	3,275,000	2,025,587

Total			9,945,592

Property & Casualty 0.4%
MGIC Investment Corp.(c)
04/01/63	9.000%	4,700,000	5,998,375

Refining 0.2%
Clean Energy Fuels Corp. Senior Unsecured(c)
10/01/18	5.250%	4,950,000	3,457,238

Retailers 0.3%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	3,500,000	3,738,438

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.9%
Ciena Corp. Senior Unsecured(c)
10/15/18	3.750%	6,300,000	7,733,817

Cornerstone OnDemand, Inc. Senior Unsecured
07/01/18	1.500%	4,200,000	4,105,500

Mentor Graphics Corp. Subordinated Notes
04/01/31	4.000%	6,500,000	7,783,750

TiVo, Inc. Senior Unsecured(c)
03/15/16	4.000%	3,100,000	3,687,062

j2 Global, Inc. Senior Unsecured
06/15/29	3.250%	5,800,000	6,387,250

Total			29,697,379

Tobacco 0.5%
Vector Group Ltd. Senior Unsecured
04/15/20	1.750%	3,400,000	3,618,518

Vector Group Ltd.(d) Senior Unsecured
01/15/19	2.500%	2,824,000	3,969,132

Total			7,587,650

Total Convertible Bonds
(Cost: $131,012,494)			126,626,758

Preferred Debt 0.3%
Banking 0.3%
Synovus Financial Corp.(d)
12/31/49	6.880%	150,000	4,290,000

Total Preferred Debt
(Cost: $3,823,450)			4,290,000

Money Market Funds 1.2%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(f)(g)		6,039,186	6,039,186

JPMorgan Prime Money Market Fund, 0.010%(f)		12,362,442	12,362,442

Total Money Market Funds
(Cost: $18,401,628)			18,401,628

Total Investments
(Cost: $1,380,890,351)			1,542,003,695

Other Assets & Liabilities, Net			6,918,257

Net Assets			1,548,921,952

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $501,445 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	12	USD	6,157,200	03/2015	24,846	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $166,656,554 or 10.76% of net assets.

(d)	Variable rate security.

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $2,179,587, which represents 0.14% of net assets.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,586,660	75,759,819	(74,307,293)	6,039,186	4,290	6,039,186

Abbreviation Legend

ADR	American Depositary Receipt
PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Tri-Continental Corporation

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	108,719,088	—	—	108,719,088

Consumer Staples	95,378,293	—	—	95,378,293

Energy	89,298,231	—	—	89,298,231

Financials	201,565,643	—	—	201,565,643

Health Care	127,119,469	—	—	127,119,469

Industrials	109,531,162	—	—	109,531,162

Information Technology	205,739,585	—	—	205,739,585

Materials	37,430,825	333,342	—	37,764,167

Telecommunication Services	35,063,828	—	—	35,063,828

Utilities	47,038,471	—	—	47,038,471

Convertible Preferred Stocks

Consumer Discretionary	8,062,500	—	—	8,062,500

Consumer Staples	7,551,000	11,942,065	—	19,493,065

Energy	—	16,203,765	—	16,203,765

Financials	38,728,591	11,575,850	—	50,304,441

Health Care	3,780,000	—	—	3,780,000

Industrials	7,972,900	—	—	7,972,900

Materials	7,567,500	—	—	7,567,500

Telecommunication Services	3,825,878	—	—	3,825,878

Utilities	—	16,922,499	—	16,922,499

Total Equity Securities	1,134,372,964	56,977,521	—	1,191,350,485

Bonds

Corporate Bonds & Notes	—	201,334,824	—	201,334,824

Convertible Bonds	—	126,626,758	—	126,626,758

Preferred Debt	4,290,000	—	—	4,290,000

Total Bonds	4,290,000	327,961,582	—	332,251,582

Mutual Funds

Money Market Funds	18,401,628	—	—	18,401,628

Total Mutual Funds	18,401,628	—	—	18,401,628

Investments in Securities	1,157,064,592	384,939,103	—	1,542,003,695

Derivatives

Assets

Futures Contracts	24,846	—	—	24,846

Total	1,157,089,438	384,939,103	—	1,542,028,541

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Tri-Continental Corporation

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,374,851,165)	$1,535,964,509

Affiliated issuers (identified cost $6,039,186)	6,039,186

Total investments (identified cost $1,380,890,351)	1,542,003,695

Receivable for:

Investments sold	9,271,404

Common Stock	18,137

Dividends	2,362,039

Interest	4,304,058

Variation margin	12,893

Prepaid expenses	85,462

Other assets	43,681

Total assets	1,558,101,369

Liabilities

Payable for:

Investments purchased	7,565,893

Common Stock payable	547,797

Preferred Stock dividends	470,463

Variation margin	85,050

Investment management fees	15,193

Stockholder servicing and transfer agent fees	5,070

Administration fees	2,345

Compensation of board members	71,911

Stockholders’ meeting fees	1,102

Other expenses	414,593

Total liabilities	9,179,417

Net assets	1,548,921,952

Preferred stock	37,637,000

Net assets for Common Stock	$1,511,284,952

Net asset value per share of outstanding Common Stock	$24.76

Market price per share of Common Stock	$21.41

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Tri-Continental Corporation

Statement of Capital Stock and Surplus

December 31, 2014

Capital Stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,058

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 61,038,489	30,519,245

Surplus

Capital surplus	1,606,317,087

Excess of distributions over net investment income	(364,539)

Accumulated net realized loss	(286,325,031)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	161,113,344

Futures contracts	24,846

Net assets	$1,548,921,952

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Tri-Continental Corporation

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$34,399,245

Dividends — affiliated issuers	4,290

Interest	17,585,836

Foreign taxes withheld	(44,311)

Total income	51,945,060

Expenses:

Investment management fees	5,368,533

Stockholder servicing and transfer agent fees	391,621

Administration fees	831,131

Compensation of board members	58,553

Stockholders’ meeting fees	73,964

Custodian fees	20,089

Printing and postage fees	65,353

Professional fees	67,489

Other	294,828

Total expenses	7,171,561

Net investment income(a)	44,773,499

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	178,974,665

Foreign currency translations	160

Futures contracts	278,915

Net realized gain	179,253,740

Net change in unrealized appreciation (depreciation) on:

Investments	(77,903,000)

Futures contracts	(83,788)

Net change in unrealized depreciation	(77,986,788)

Net realized and unrealized gain	101,266,952

Net increase in net assets resulting from operations	$146,040,451

(a)	Net investment income for Common Stock is $42,891,649, which is net of Preferred Stock dividends of $1,881,850.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Tri-Continental Corporation

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$44,773,499	$43,026,975

Net realized gain	179,253,740	138,948,724

Net change in unrealized appreciation (depreciation)	(77,986,788)	131,421,550

Net increase in net assets resulting from operations	146,040,451	313,397,249

Distributions to Stockholders

Net investment income

Preferred Stock	(1,881,850)	(1,881,850)

Common Stock	(46,034,377)	(42,214,926)

Total Distributions to Stockholders	(47,916,227)	(44,096,776)

Decrease in net assets from capital stock activity	(22,572,792)	(16,852,169)

Total increase in net assets	75,551,432	252,448,304

Net assets at beginning of year	1,473,370,520	1,220,922,216

Net assets at end of year	$1,548,921,952	$1,473,370,520

Undistributed (excess of distributions over) net investment income	$(364,539)	$676,386

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Tri-Continental Corporation

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	650,551	13,424,167	698,558	12,700,935

Common Stock issued for investment plan purchases	130,468	2,696,661	94,934	1,723,896

Common Stock purchased from investment plan participants	(992,890)	(20,411,667)	(1,118,982)	(20,483,855)

Common Stock purchased in the open market	(885,692)	(18,281,953)	(591,396)	(10,793,145)

Total net decrease	(1,097,563)	(22,572,792)	(916,886)	(16,852,169)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Tri-Continental Corporation

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$23.11	$18.77	$16.77	$15.96	$13.73

Income from investment operations

Net investment income	0.73	0.69	0.63	0.33	0.30

Net realized and unrealized gain	1.70	4.36	2.00	0.79	2.28

Total from investment operations	2.43	5.05	2.63	1.12	2.58

Less distributions to Stockholders from:

Net investment income

Preferred Stock	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)

Common Stock	(0.75)	(0.68)	(0.60)	(0.28)	(0.25)

Total distributions to Stockholders	(0.78)	(0.71)	(0.63)	(0.31)	(0.28)

Capital stock transactions at market price	—	—	—	—	(0.07)

Net asset value, end of period	$24.76	$23.11	$18.77	$16.77	$15.96

Adjusted net asset value, end of period(a)	$24.68	$23.04	$18.71	$16.72	$15.90

Market price, end of period	$21.41	$19.98	$16.00	$14.23	$13.76

Total return

Based upon net asset value	11.09%	27.76%	16.24%	7.15%	18.58%

Based upon market price	11.11%	29.58%	16.77%	5.46%	21.85%

Ratios to average net assets(b)

Expenses to average net assets for Common Stock	0.49%	0.50%	0.52%	0.59%	0.60%

Net investment income to average net assets for Common Stock	2.91%	3.12%	3.28%	1.80%	1.84%

Supplemental data

Net assets, end of period (000s):

Common Stock	$1,511,285	$1,435,734	$1,183,285	$1,078,160	$1,061,251

Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total net assets	$1,548,922	$1,473,371	$1,220,922	$1,115,797	$1,098,888

Portfolio turnover	76%	62%	68%	97%	86%

Notes to Financial Highlights

(a)	Assumes the exercise of outstanding warrants.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Tri-Continental Corporation

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price.

Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management

Annual Report 2014	21

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and

Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared

22	Annual Report 2014

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Capital Stock and Surplus	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	24,846	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014	23

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	278,915
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(83,788)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	5,995,169

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

24	Annual Report 2014

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $3,446.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund

Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Stockholder Servicing Agent is also entitled to reimbursement for out-of-pocket fees.

For the year ended December 31, 2014, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.03%.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $555,992. The liability remaining at December 31, 2014 for non-recurring charges associated with the lease amounted to $329,333 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2014 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, foreign currency transactions, derivative investments and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,101,803
Accumulated net realized loss	(2,102,203)
Paid-in capital	400

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2014	25

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014 ($)	Year Ended December 31, 2013 ($)
Ordinary income	47,916,227	44,096,776

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,736,085
Capital loss carryforwards	(285,296,096)
Net unrealized appreciation	155,661,230

At December 31, 2014, the cost of investments for federal income tax purposes was $1,386,342,465 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$200,128,507
Unrealized depreciation	(44,467,277)
Net unrealized appreciation	155,661,230

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	285,296,096

For the year ended December 31, 2014, $178,997,304 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $1,133,294,860 and $1,165,069,888, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 130,468 shares were issued to Plan participants during the period for proceeds of $2,696,661, a weighted average discount of 14.9% from the net asset value of those shares. In addition, a total of 650,551 shares were issued at market price in distributions during the period for proceeds of $13,424,167, a weighted average discount of 15.0% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

26	Annual Report 2014

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

For the year ended December 31, 2014, the Fund purchased 885,692 shares of its Common Stock in the open market at an aggregate cost of $18,281,953, which represented a weighted average discount of 14.0% from the net asset value of those acquired shares. For the year ended December 31, 2014, the Fund purchased 992,890 shares of its Common Stock from Plan participants at a cost of $20,411,667, which represented a weighted average discount of 14.3% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2014, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants

At December 31, 2014, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at December 31, 2014, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $24.68 per share. The number of Warrants exercised during the year ended December 31, 2014 was zero.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund previously held investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) was the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008. Based on the bankruptcy proceedings and information provided by the bankruptcy court, the Fund recognized realized losses of $26.8 million and recorded receivables aggregating $2.9 million, representing the estimated recoverable balance. During the year ended December 31, 2014, the Fund received approximately $3.4 million from the bankruptcy proceedings. In aggregate, the Fund received $9.7 million and does not expect any further receipts.

Note 9. Significant Risks

Large-Capitalization Risk

Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing

Annual Report 2014	27

Tri-Continental Corporation

Notes to Financial Statements (continued)

December 31, 2014

investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2014

Tri-Continental Corporation

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Tri-Continental Corporation

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 23, 2015

Annual Report 2014	29

Tri-Continental Corporation

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations

Qualified Dividend Income	65.22%
Dividends Received Deduction	61.58%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

30	Annual Report 2014

Tri-Continental Corporation

Directors and Officers

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Fund and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since November 2008	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since November 2008	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member and Chair of the Board since January 2014	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment

Committee)

Annual Report 2014	31

Tri-Continental Corporation

Directors and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Fund and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since November 2008	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

32	Annual Report 2014

Tri-Continental Corporation

Directors and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014	33

Tri-Continental Corporation

[THIS PAGE INTENTIONALLY LEFT BLANK]

34	Annual Report 2014

Tri-Continental Corporation

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2014	35

Tri-Continental Corporation

[THIS PAGE INTENTIONALLY LEFT BLANK]

36	Annual Report 2014

Tri-Continental Corporation

Important Information About This Report

The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	37

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN240_12_E01_(02/15)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$37,000	$37,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$3,700	$5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$325,000	$135,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-

approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$329,100	$141,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Pamela G. Carlton, Alison Taunton-Rigby and Patricia M. Flynn are each independent trustees and collectively constitute the entire Audit Committee.

(b)	Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General Guidelines, Policies and Procedures

The following description of the Proxy Voting Policies and Procedures apply to the closed-end management companies in the Columbia Family of Funds that are governed by the same Board of Directors (the Funds).

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Board of Directors (the Board), which consist of a majority of independent Board members, determine policies and votes proxies. The Funds’ Investment Manager and Administrator, Columbia Management Investment Advisers, LLC (Columbia Management), provides support to the Board in connection with the proxy voting process.

General Guidelines

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board generally supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Environmental Policy Issues

In general, proposals relating to social and environmental policies issues will be reviewed and, if the matter may bear on the long-term value creation or sustainability of the company, the Fund will cast a vote on the proposal. Otherwise, the Funds will generally abstain from voting.

Additional details can be found in the Funds’ Proxy Voting Guidelines.

Policy and Procedures

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of

Columbia Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the Investment Manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The Funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Obtain a Proxy Voting Record

Each year the Trust files its proxy voting records with the SEC and makes them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Portfolio Manager	Title	Role with the Corporation	Managed the Corporation Since
Brian Condon, CFA	Portfolio Manager and Head of Quantitative Strategies	Co-Portfolio Manager	2010
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	August 2014
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011

Mr. Condon joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he was a portfolio manager since 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.

Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.

Mr. Jin joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Mr. King joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since March 2010. Previously, Mr. King was employed by Putnam Investments from 1983 to 2008, where he was a senior portfolio manager. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Other Accounts Managed by the Portfolio Managers:

Fund	Portfolio Manager	Other Accounts Managed			Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31

Tri-Continental Corporation	Brian Condon	12 RICs 2 PIVs 24 other accounts	$ $ $	9.44billion 147.29 million 5.02 billion	None	$100,001-$500,000

	David King	6 RICs 6 other accounts	$ $	2.05 billion 19.44 million	None	Over $1 million

	Yan Jin	6 RICs 4 other accounts	$ $	2.05 billion 1.34 million	None	$50,001- $100,000

	Peter Albanese	6 RICs 2 PIVs 18 other accounts	$ $ $	9.35 billion 147.29 million 4.86 billion	None	None

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although the Investment Manager has entered into a personnel sharing arrangement with Threadneedle, the Investment Manager and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the Funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the Funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of the Investment Manager and Threadneedle may be on opposite sides of a trade execution for a Fund at the same time.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

In addition to the annual incentive award described above, top performing portfolio managers may also receive additional equity awards with extended vesting terms.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors,

the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
07-01-14 to 07-31-14	173,023	$21.12	173,023	1,999,992
08-01-14 to 08-31-14	169,229	$21.02	169,229	1,830,763
09-01-14 to 09-30-14	91,946	$21.23	91,946	1,738,817
10-01-14 to 10-31-14	136,192	$20.36	136,192	1,602,625
11-01-14 to 11-30-14	186,200	$21.44	186,200	1,416,425
12-01-14 to 12-31-14	188,203	$21.33	188,203	1,228,222

(1)	The registrant has a stock repurchase program. For 2014, the registrant was authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 23, 2015